Exhibit 99.1
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick Group Ltd.                               Case No. 03-12636 (MFW)
       -------------------                                        --------------
                                                Reporting Period: January 2004
                                                                  --------------

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  Document      Explanation
Required Documents                                                         Form No.               Attached       Attached
---------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                MOR-1                  Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (Con't)          Yes
     Copies of bank statements                                                                    N/A
     Cash disbursements journals                                                                  Yes
Statement of Operations                                                    MOR-2                  Yes
Balance Sheet                                                              MOR-3                  Yes
Status of Postpetition Taxes                                               MOR-4                  N/A
     Copies of IRS Form 6123 or payment receipt                                                   N/A
     Copies of tax returns filed during reporting period                                          N/A
Summary of Unpaid Postpetition Debts                                       MOR-4                  Yes
     Listing of aged accounts payable                                                             Yes
Accounts Receivable Reconciliation and Aging                               MOR-5                  Yes
Debtor Questionnaire                                                       MOR-5                  Yes
---------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ W. Marston Becker                                   February 20, 2004
---------------------------------------                 -----------------------
Signature of Debtor                                     Date


/s/ W. Marston Becker                                   February 20, 2004
---------------------------------------                 -----------------------
Signature of Joint Debtor                               Date


/s/ W. Marston Becker                                   February 20, 2004
---------------------------------------                 -----------------------
Signature of Authorized Individual*                     Date


W. Marston Becker                                       February 20, 2004
---------------------------------------                 -----------------------
Printed Name of Authorized Individual*                  Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

In re:  Trenwick Group Ltd                               Case No. 03-12636 (MFW)
Schedule of Cash Receipts & Disbursements                 Rep Per January 2004

                                                     Bank Accounts
                                 Operating               Payroll             Tax            Other
                                -----------------------------------------------------------------
  Cash - Beg of Month             124,420.94                --               NA               NA
                                -----------------------------------------------------------------

       Receipts:
      Cash Sales                          --                --               --               --
     Accounts Rec                         --                --               --               --
   Loans & Advances                       --                --               --               --
    Sale of Assets                        --                --               --               --
         Other                                              --               --               --
       Transfers                          --                --               --               --
                                -----------------------------------------------------------------

    Total Receipts                        --                --
                                -----------------------------------------------------------------

    Disbursements:
      Net Payroll                         --                --               --               --
     Payroll Taxes                        --                --               --               --
Sales, Use, & Other Tax                   --                --               --               --
  Inventory Purchases                     --                --               --               --
 Secured Rental/Leases                    --                --               --               --
       Insurance                          --                --               --               --
    Administrative                (16,250.00)               --               --               --
        Selling                           --                --               --               --
         Other                            --                --               --               --
 Transfers to P/R Acct                    --                --               --               --
   Professional Fees                      --                --               --               --
      Court Costs                  (1,250.00)               --               --               --
                                -----------------------------------------------------------------

 Total Disbursements:             (17,500.00)               --               --               --
                                -----------------------------------------------------------------

    Net Cash Flow:                (17,500.00)               --               --               --
                                -----------------------------------------------------------------

  Cash: End of Month              106,920.94                --               --               --
                                ================================================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd
Bank Reconciliations
January 2004

The following Chase Accounts have been reconciled

     Operating:

     Location:          JPMorganChase, NY
                       ABA No. 021-000-021

     Month End
    Book Balance          $ 106,920.94

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd
Disbursements
January 2004

                                    Vendor
  Wire Date           Amount         Name
============        =========      =========
  1/22/2004         16,250.00      Wire Transfer to Trenwick America Corp. for D&O Insurance Premium
  1/22/2004          1,250.00      Wire Transfer to Trenwick America Corp. for funding for US Trustee quarterly fees

Total               17,500.00
                    ---------

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

     Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
----------------------------                                     ---------------
          Debtor                                Reporting Period: January 2004
                                                                 ---------------

                               (Income Statement)

=========================================================================================================
                                                                Month Ended                 Cumulative
REVENUES                                                       January 2004               Filing to Date
=========================================================================================================
Gross Revenues                                                $           --             $      (567,222)
---------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                              --                          --
---------------------------------------------------------------------------------------------------------
Net Revenue                                                   $           --             $      (567,222)
---------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------
Beginning Inventory                                                       --                          --
---------------------------------------------------------------------------------------------------------
Add: Purchases                                                            --                          --
---------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                         --                          --
---------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                      --                          --
---------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                    --                          --
---------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                        --                          --
=========================================================================================================
Gross Profit                                                              --                    (567,222)
---------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
Advertising                                                               --                          --
---------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                    --                      13,522
---------------------------------------------------------------------------------------------------------
Bad Debts                                                                 --                          --
---------------------------------------------------------------------------------------------------------
Contributions                                                             --                          --
---------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                            12,004                     151,988
---------------------------------------------------------------------------------------------------------
Insider compensation*                                                     --                      68,710
---------------------------------------------------------------------------------------------------------
Insurance                                                             11,244                     389,285
---------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                   --                          --
---------------------------------------------------------------------------------------------------------
Office Expense                                                           111                       7,778
---------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                            --                          --
---------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                   --                          --
---------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                    --                          --
---------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                             12,004                      20,058
---------------------------------------------------------------------------------------------------------
Supplies                                                               1,397                       4,165
---------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                            712                         712
---------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                         --                          --
---------------------------------------------------------------------------------------------------------
Taxes-Other                                                               --                      15,957
---------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                  --                          --
---------------------------------------------------------------------------------------------------------
Utilities                                                                 --                          --
---------------------------------------------------------------------------------------------------------
Other (attach schedule)                                              (62,622)                  1,992,562
=========================================================================================================
Total Operating Expenses Before Depreciation                         (25,150)                  2,664,737
---------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                  129,529                     697,784
=========================================================================================================
Net Profit(Loss) Before Other Income & Expenses                     (104,379)                 (3,929,743)
---------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
=========================================================================================================
Other Income (attach schedule)                                     9,807,041                 (43,310,767)
---------------------------------------------------------------------------------------------------------
Interest Expense                                                          --                          --
---------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                           --                  33,099,059
---------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                      9,702,662                 (80,339,569)
---------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
---------------------------------------------------------------------------------------------------------
Professional Fees                                                         --                          --
---------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                               --                          --
---------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
---------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                               140                       3,286
---------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                         --                          --
---------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                       19,395                      63,229
=========================================================================================================
Total Reorganization Expenses                                        (19,255)                     59,943
---------------------------------------------------------------------------------------------------------
Income Taxes                                                              --                          --
---------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                             $    9,683,407             $   (80,399,512)
=========================================================================================================

* Insider compensation includes amounts paid to members of the Runoff Management Team.

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

     Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
---------------------------                                       --------------
         Debtor                                 Reporting Period: January 2004
                                                                  --------------

                  STATEMENT OF OPERATIONS - continuation sheet

==============================================================================================
                                                      Month Ended              Cumulative
BREAKDOWN OF "OTHER" CATEGORY                         January 2004           Filing to Date
==============================================================================================
----------------------------------------------------------------------------------------------
Other Costs
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Other Operational Expenses
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Board Related                                               (62,622)                 (62,622)
----------------------------------------------------------------------------------------------
Other Fees                                                       --                2,054,231
----------------------------------------------------------------------------------------------
Data Processing                                                  --                      953
----------------------------------------------------------------------------------------------
Total Other Expenses                                        (62,622)               1,992,562
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Other Income
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                             9,807,041              (43,310,767)
----------------------------------------------------------------------------------------------
Total Other Income                                        9,807,041              (43,310,767)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Other Expenses
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.                      --               33,099,059
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Other Reorganization Expenses
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bankruptcy Related Fees                                      19,395                   63,229
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


==============================================================================================

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

      Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
-------------------------------                                   --------------
            Debtor                              Reporting Period: January 2004
                                                                  --------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END OF             BOOK VALUE ON
                             ASSETS                                           CURRENT REPORTING MONTH            PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                                 --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                596,585                       655,336
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                    219,095                      (591,090)
-----------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                                  --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                       --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                              86,672                     1,088,137
-----------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                     2,081,166                     2,200,000
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                            --                         3,861
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                             $         2,983,517           $         3,356,244
-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                    --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                           --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                      73,467                        82,181
-----------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                            --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                          --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                                (41,341)                      (33,020)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                       $            32,127           $            49,161
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                                --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                           129,396,229                   220,135,876
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                               $       129,396,229           $       220,135,876
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     $       132,411,872           $       223,541,281
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END OF               BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                  CURRENT REPORTING MONTH              PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                              13,750                            --
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                               --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                     --                         4,900
-----------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                     --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                                  --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                         --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                 --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                          --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                                  --                            --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                   $            13,750           $             4,900
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                      --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                     --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                           216,529,134                   216,896,055
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                   $       216,529,134           $       216,896,055
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                        216,542,884                   216,900,955
-----------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                              3,673,000                     3,676,102
-----------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                               574,262,130                   574,823,017
-----------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                         --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                            --                            --
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                        (551,923,031)                 (551,923,031)
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                        (80,399,512)                           --
-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                            (29,743,599)                  (19,935,762)
-----------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                             --                            --
-----------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                 $       (84,131,012)          $         6,640,326
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                             $       132,411,872           $       223,541,281
===================================================================================================================================

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

      Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
-------------------------------                                   --------------
            Debtor                              Reporting Period: January 2004
                                                                  --------------

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------------------
                                                 BOOK VALUE AT END OF               BOOK VALUE ON
                 ASSETS                        CURRENT REPORTING MONTH              PETITION DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------
Accrued Investment Income                                          --                          3,861
----------------------------------------------------------------------------------------------------
                                                 $                 --           $              3,861
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                          --                             --
----------------------------------------------------------------------------------------------------
Deposits                                                           --                             --
----------------------------------------------------------------------------------------------------
Prepaid Deposits                                               19,622                         19,622
----------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                126,822,442                    215,156,938
----------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                  2,554,164                      4,959,316
----------------------------------------------------------------------------------------------------
                                                 $        129,396,229           $        220,135,876
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                 BOOK VALUE AT END OF               BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                   CURRENT REPORTING MONTH              PETITION DATE
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------
Accrued Expenses                                              981,352                      1,299,727
----------------------------------------------------------------------------------------------------
Interest Payable                                            2,276,323                      2,276,323
----------------------------------------------------------------------------------------------------
Taxes Payable                                                      (0)                            --
----------------------------------------------------------------------------------------------------
Due to Affiliates                                          94,430,678                     94,479,224
----------------------------------------------------------------------------------------------------
Other Liabilities                                         118,840,781                    118,840,781
----------------------------------------------------------------------------------------------------
Indebtedness                                                       --                             --
----------------------------------------------------------------------------------------------------
                                                 $        216,529,134           $        216,896,055
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------
Accrued Expenses                                                   --                             --
----------------------------------------------------------------------------------------------------
Interest Payable                                                   --                             --
----------------------------------------------------------------------------------------------------
Due to Affiliates                                                  --                             --
----------------------------------------------------------------------------------------------------
Other Liabilities                                                  --                             --
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------
Deferred Compensation                                        (230,972)                    (1,125,099)
----------------------------------------------------------------------------------------------------
Unrealized Gains/Losses                                            --
----------------------------------------------------------------------------------------------------
Foreign Currency Translation                                       --
----------------------------------------------------------------------------------------------------
Equity in Subsidiary                                      (29,512,627)                   (18,810,663)
----------------------------------------------------------------------------------------------------
                                                 $        (29,743,599)          $        (19,935,762)
----------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

  In re Trenwick Group Ltd.                              Case No. 03-12636 (MFW)
        ---------------------                                    ---------------
             Debtor                             Reporting period: January 2004
                                                                 ---------------

           STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-------------------------------------------------------------------------------------------------------------------------------
                                                    Beginning     Amount
                                                       Tax      Withheld or                             Check. No    Ending Tax
                                                    Liability     Accrued     Amount Paid   Date Paid    or EFT      Liability
===============================================================================================================================
Federal
-------------------------------------------------------------------------------------------------------------------------------
Withholding                                             --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                           --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                           --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                                            --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
Income                                                  --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                  --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                                   --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------------------------------------------------------
Withholding                                             --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
Sales                                                   --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
Excise                                                  --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                                            --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
Real Property                                           --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
Personal Property                                       --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                  --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                                 --           --            --                                    --
-------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                             --           --            --                       --           --
-------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-------------------------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
                                                   ============================================================================
                                                   Current         0-30          31-60        61-90      Over 90      Total
-------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                        --        4,761         7,586           --          --       12,347
-------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                            --
-------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                            --
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                   --
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                  --
-------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                --
-------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                        --
-------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                  --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                   --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                   --
-------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                --        4,761         7,586           --          --       12,347
-------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Listing of aged accounts payable
Trenwick Group Ltd.

 Vendor          Invoice Date            Services             Invoice Number             Amount                 Activity
 ------          ------------            --------             --------------             ------                 --------
Equiserve         10/13/2003        September Service             159415                 5,925.87          Transfer Agency Fee
   CCH            10/21/2003              TGL 8K                  7239715                1,143.74           TGL 8k reporting
   CCH            10/21/2003          Lasalle Re 8k               7239713                  516.22         LaSalle Re Holding 8k
                                                                                      -----------
                                                                61-90 days               7,585.83

 Deracom           11/5/2003            10/27/2003            11014-37201-03               216.30               Limo svc
Equiserve         11/13/2003         October service              160816                 3,810.21          Transfer Agency Fee
   CCH             11/5/2003          October TGL 8k              7258245                  740.94         Filing fee for TGL 8k
                                                                                      -----------
                                                                31-60 days               4,767.45
                                                                                      -----------

   CCH            12/29/2003             UK Sale                  7386376                  560.74                UK sale
                                                                 0-30 days

   CCH             1/6/2004         Monthly OP service            7405420                  836.34         Filing fee for TGL 8k
                                                                  Current

                                                                     Total            $ 13,750.36
                                                                                      ===========

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

   Trenwick Group Ltd.                                   Case No. 03-12636 (MFW)
--------------------------                                       ---------------
         Debtor
                                                Reporting Period: January 2004
                                                                 ---------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

================================================================================     ==============
Accounts Receivable Reconciliation                                                        Amount
================================================================================     ==============
Total Accounts Receivable at the beginning of the reporting period                   $   219,094.77
--------------------------------------------------------------------------------     --------------
+ Amounts billed during the peiod                                                                --
--------------------------------------------------------------------------------     --------------
- Amounts collected during the peiod                                                             --
--------------------------------------------------------------------------------     --------------
Total Accounts Receivable at the end of the reporting period                             219,094.77
--------------------------------------------------------------------------------     --------------

================================================================================     ==============
Accounts Receivable Aging                                                                 Amount
================================================================================     ==============
0 - 30 days old                                                                                  --
--------------------------------------------------------------------------------     --------------
31 - 60 days old                                                                                 --
--------------------------------------------------------------------------------     --------------
61 - 90 days old                                                                                 --
--------------------------------------------------------------------------------     --------------
91 + days old                                                                          9,661,613.77
--------------------------------------------------------------------------------     --------------
Total Accounts Receivable                                                              9,661,613.77
--------------------------------------------------------------------------------     --------------
Amount considered uncollectible (Bad Debt)                                            (9,442,519.00)
--------------------------------------------------------------------------------     --------------
Accounts Receivable (Net)                                                                219,094.77
--------------------------------------------------------------------------------     --------------

                              DEBTOR QUESTIONNAIRE

================================================================================     ==============
Must be completed each month                                                          Yes       No
================================================================================     ==============
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                            X
--------------------------------------------------------------------------------     --------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                 X
--------------------------------------------------------------------------------     --------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                    X
--------------------------------------------------------------------------------     --------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                             X
--------------------------------------------------------------------------------     --------------

                                                                      FORM MOR-5
                                                                          (9/99)